Exhibit 10.1

FOURTH AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT

THIS FOURTH AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT (this “Fourth Amendment”), dated February 4, 2021 (the “Fourth Amendment Effective Date”) is an amendment to a certain Intellectual Property Agreement (the “Agreement”) effective January 31, 2016 (the “Effective Date”) and amended on April 12, 2016, May 1, 2017, and March 10, 2019, by and between (a) Hewlett-Packard Development Company, L.P., a Texas limited partnership having its principal place of business at 10300 Energy Drive, Spring, Texas 77389 U.S.A. (“HPDC”), and HP, Inc., a Delaware corporation having its principal place of business at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A. (“HPI”) (HPDC and HPI are collectively referred to herein as “HP”), on the one hand; and (b) Crown Electrokinetics Corp. (f.k.a. 3D Nanocolor Corp.), a Delaware corporation having its principal place of business at 1110 NE Circle Blvd, Corvallis, OR 97330 U.S.A. (“Company”) (each individually referred to as a “Party” and both collectively referred to as the “Parties”).

RECITALS

WHEREAS Company desires to exercise the Assignment Option (as defined in Section 1.3);

WHEREAS HP acknowledges notice of Company’s intent to exercise the Assignment as required under Section 2.3.1;

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

A.	The Assignable Patents as set forth in Exhibit 1.2 of the Agreement are hereby replaced with the patents and patent applications set forth in Addendum I, Table 1 of this Fourth Amendment, which includes those patents and patent applications set forth in Addendum II, Table 2 of this Fourth Amendment (“Supplementary Patents”). For avoidance of doubt, the patents and applications set forth in Addendum III, Table 3 of this Fourth Amendment (“Excluded Patents”) are not included in the Assignable Patents.

B.	Section 1.3 is hereby replaced in its entirety as follows:

1.3	“Assignment Option” means the option by Company to purchase the Assignable Patents, which Company will have exercised if it pays the amount and within the timeframe contemplated in Section 4.2.1.

C.	Section 1.5 is hereby replaced in its entirety as follows:

1.5	“Closing Date” means the date HP executes the assignment for the Assignable Patents in accordance with Section 4.2.1.

D.	Section 1.13 is hereby replaced in its entirety as follows:

1.13	“Knowledge of HP” means the specific knowledge of HP’s patent counsel and business persons providing support for this Agreement: (i) with respect to the Supplementary Patents, as of the Closing Date; or (ii) on the Effective Date, otherwise, in either (i) or (ii) following a diligent search of HP’s database routinely used for tracking its patent agreements.

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E.	Section 2.3 is hereby deleted in its entirety.

F.	Section 2.4 is hereby replaced in its entirety as follows:

2.4	Covenant Not to Revive. If Company exercises the Assignment Option, HP agrees not: (i) to pay maintenance fees for the Excluded Patents, (ii) to attempt in any way to revive the Excluded Patents; nor (iii) to have or otherwise a permit an Affiliate or Third Party to do any of the foregoing.

G.	Exhibit 3.1.2 is hereby replaced with Addendum I of this Fourth Amendment.

H.	The provisions of Section 4.2 are hereby replaced in their entirety as follows:

4.2	Assignment.

4.2.1	Company will pay HP the sum of One Million, Five Hundred Fifty Thousand Dollars and Zero Cents (U.S.$1,550,000.00) by February 15, 2021 (“Purchase Price”).

4.2.2	If Company exercises the Assignment Option, Company will additionally pay HP a running royalty of as a percent of the gross revenues received by Company and its Affiliates for the sale, rental, license or other disposition of Licensed Products based on the following table:

	Lifetime Cumulative Gross	Royalty
Time Window	Revenue	Rate
	Less than $70,000,000	0.00%
Prior to December 31, 2029	$70,000,000 - $500,000,000	1.25%
	$500,000,000 and beyond	1.00%
January 1, 2030 onward		0.00%

I.	If Company exercises the Assignment Option, HP hereby waives any interest that would have otherwise accrued under Section 4.4 with regards to the payment of Seventy Thousand Dollars and Zero Cents (U.S.$75,000.00) that was specified in the Third Amendment under Section 4.1.1 and was not previously made by Company, and is now included the Purchase Price payable under Section 4.2.1 under this Fourth Amendment.

J.	Section 5.1 is hereby replaced in its entirety with the following:

5.1	Retained License. HP reserves and retains, for the benefit of the HP Group, and/or Company hereby grants back to HP Group, as the case may be, a worldwide, fully paid-up, royalty-free, irrevocable, non-exclusive license under the Assignable Patents to make, have made, use, sell, offer for sale, import, export, and otherwise dispose of or exploit any product or service of HP Group within the Field of Use, and to practice any method, and to authorize third parties to do any of the foregoing on behalf of HP Group. This license shall remain in force for the full term of any Assignable Patents.

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K.	Exhibit 7.3 is hereby replaced in its entirety with Addendum IV to this Fourth Amendment.

L.	Section 8.3 is hereby replaced in its entirety as follows:

8.3	Termination for Non-Payment. HP may terminate this Agreement upon notice in the event Company fails to make payment in full of any sums payable under this Agreement within the timeframes contemplated hereunder.

M.	All other terms and conditions of the Agreement remain in effect.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Fourth Amendment, as of the date set forth in the first paragraph hereof.

“HPI”		“Company”

HP INC.		Crown Electrokinetics Corp.

Signature:	/s/ Annette Friskopp	Signature:	/s/ Douglas Croxall
Name:	Annette Friskopp	Name:	Douglas Croxall
Title:	Global Head and General Manager Specialty Printing Solutions	Title:	CEO

“HPDC”

Hewlett-Packard Development Company, L.P.

By:	HPQ Holdings, LLC, its General Partner
Signature:	/s/ Dan Croft
Name:	Dan Croft
Title:	Manager

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ADDENDUM I – RECORDABLE ASSIGNMENT

Assignment of Patent Rights

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Hewlett-Packard Development Company, L.P., a limited partnership duly organized and existing under the laws of the State of Texas and having its principal place of business at 10300 Energy Drive, Spring, Texas 77389 U.S.A. (“HPDC”), and HP Inc., a corporation duly organized and existing under the laws of the State of Delaware and having its principal place of business at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A. (“HPI”) (HPDC and HPI are collectively referred to herein as Assignor”), hereby grant and assign to Crown Electrokinetics Corp. (“Assignee”) all of Assignor’s right, title and interest in and to the United States Letters Patents identified in Exhibit A (collectively, “Assigned Patents”), to have and to hold the same, for Assignee’s own use and enjoyment and for the use and enjoyment of its successors and assigns, and the right to sue for damages for infringement of such Assigned Patents accruing at any time prior to, on, and/or after the date hereof, for the full term or terms of all such Assigned Patents, subject to all rights granted under the Assigned Patents to third parties prior to _____________, 2021.

IN WITNESS WHEREOF, the Assignor executed this Assignment of Patent Rights by their duly authorized representatives as of the Effective Date as set forth below:

HEWLETT-PACKARD DEVELOPMENT COMPANY, L.P.

By:  HPQ Holdings, LLC, its General Partner

By:	Date:

Dan Croft, Head, IP Sales & Licensing

HPQ Holdings, LLC

HP INC.

By:	Date:

Annette Friskopp, Global Head and General Manager

Specialty Printing Systems

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Table 1 - ASSIGNED PATENTS

HP Internal ID	Country	App. No.	Pat. No.	Application Title
82250201	U.S.	12/411828	8018642	ELECTRO-OPTICAL DISPLAY
82262213	U.S.	12/830581	8183757	DISPLAY ELEMENT
82262189	U.S.	12/815993	8184357	DISPLAY ELEMENT
82276163	U.S.	12/917672	8331014	PIGMENT-BASED INKS
82262192	U.S.	12/815811	8384659	DISPLAY ELEMENT INCLUDING
				ELECTRODES AND A FLUID WITH
				COLORANT PARTICLES
82259243	U.S.	12/626489	8432598	TRANSPARENT CONDUCTOR STRUCTURE
82743867	U.S.	13/115754	8896906	INKS INCLUDING BLOCK COPOLYMER
				GRAFTED PIGMENTS VIA AZIDE
				CHEMISTRY
82239593	U.S.	12/865255	8054535	ELECTROPHORETIC DISPLAY DEVICE
82264649	U.S.	12/951348	8179590	ELECTRO-OPTICAL DISPLAY
84495766	U.S.	15/204505	10377909	INKS INCLUDING SEGMENT
				COPOLYMER GRAFTED PIGMENTS
				VIA AZIDE CHEMISTRY

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ADDENDUM II

Table 2 – Supplementary Patents

HP Internal ID	Country	Status	Patent No.	App Title
82264649	U.S.	Granted	8179590	ELECTRO-OPTICAL DISPLAY
84495766	U.S.	Granted	10377909	INKS INCLUDING SEGMENT COPOLYMER GRAFTED PIGMENTS VIA AZIDE CHEMISTRY

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ADDENDUM III

Table III – Excluded Patents

HP Internal ID	Country	Status	Patent No.	App Title
82260983	U.S.	Lapsed	8089687	ELECTRO-OPTICAL DISPLAY SYSTEMS
82833776	U.S.	Lapsed	9217906	IN-PLANE ELECTRO-OPTICAL DISPLAY
83954287	U.S.	Lapsed	9244326	INKS INCLUDING GRAFT COPOLYMER
				SURFACE-MODIFIED PIGMENTS VIA
				AZIDE CHEMISTRY
83972160	U.S.	Lapsed	9441122	INKS INCLUDING SEGMENT
				COPOLYMER GRAFTED PIGMENTS VIA
				AZIDE CHEMISTRY

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ADDENDUM IV

Exhibit 7.3 – Unlicensed Companies

With respect to the Assignable Patents other than the Supplementary Patents:

1.	3M

2.	E Ink Holdings
3.	Merck KGaA
4.	Philips
5.	Amazon

With respect to the Supplementary Patents:

This will be delivered via a single letter from HP’s Head of IP Sales & Licensing, prior to May 5, 2021. Any communication with respect to this subject matter prior to such one-time delivery will be considered preliminary and not binding upon HP.

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